BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Sep. 30, 2015
Accounting Policies [Abstract]
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Authority and its majority and wholly-owned subsidiaries and entities. In accordance with authoritative guidance issued by the Financial Accounting Standards Board (the “FASB”) pertaining to consolidation of variable interest entities, the accounts of Salishan-Mohegan are consolidated into the accounts of Mohegan Ventures-NW and the accounts of NEBW are consolidated into the accounts of Mohegan Lacrosse as Mohegan Ventures-NW and Mohegan Lacrosse are deemed to be the primary beneficiaries. In consolidation, all inter-company balances and transactions were eliminated.

Change in Accounting Principles

In April 2015, the FASB issued an accounting standard update to clarify the required presentation of debt issuance costs. The update requires that debt issuance costs related to non-revolving debt be presented in the balance sheet as a reduction to the carrying amount of the related debt rather than as an asset. This guidance is required to be applied on a retrospective basis and is effective for annual reporting periods beginning after December 15, 2015, and interim reporting periods thereafter, with early application permitted. The Authority early adopted this guidance in the accompanying consolidated financial statements. The effect of adopting this guidance to the accompanying consolidated balance sheet as of September 30, 2014 was a $20.4 million decrease in other assets, net and long-term debt, net of current portion. The accompanying supplemental condensed consolidating financial statements within Note 16 also have been revised to reflect this adjustment.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Authority to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses and related disclosures of contingent assets and liabilities. The most significant estimates included in the accompanying consolidated financial statements relate to reserves for doubtful accounts, asset valuation, the liabilities associated with self-insurance and unredeemed Momentum Dollars, contingencies and litigation. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of deposits that can be redeemed on demand and investments with original maturities of less than 90 days. Cash equivalents are carried at cost, which approximates market value. Cash and cash equivalents include all operating cash and in-house funds.

Restricted Cash

Restricted cash consists of deposits that are contractually restricted as to their withdrawal or use. Restricted cash primarily includes cash held by Downs Racing pursuant to the Pennsylvania Race Horse Development and Gaming Act and Pennsylvania state statutes. The Pennsylvania Race Horse Development and Gaming Act requires Downs Racing to deposit a percentage of gross revenues from slot machines into a separate interest bearing account for the benefit of horsemen and breeders. In addition, Pennsylvania state statutes require Downs Racing to deposit net amounts received from the sale of lottery tickets into a separate designated account.

Receivables

Accounts Receivable

Accounts receivable consists primarily of casino receivables, which represent credit extended to approved casino patrons, and hotel and other non-gaming receivables. The Authority maintains a reserve for doubtful collection, which is based on the Authority’s estimate of the probability that these receivables will be collected. The Authority assesses the adequacy of this reserve by continuously evaluating historical experience, creditworthiness of the related patron and all other available information. Future business or economic trends could affect the collectability of these receivables and the related reserve.

Long-Term Receivables

Long-term receivables consist primarily of receivables from affiliates and others.

Receivables from affiliates, which are included in receivables, net, and other assets, net, in the accompanying consolidated balance sheets, consist of reimbursable costs and expenses advanced by Salishan-Mohegan on behalf of the Cowlitz Tribe for the Cowlitz Project (refer to Note 12) and WTG on behalf of the Menominee Tribe for the Menominee Project (refer to Note 13). As of September 30, 2015, the Salishan-Mohegan receivables are payable upon: (1) the related property being taken into trust by the United States Department of the Interior and (2) the receipt of necessary financing for the development of the proposed casino. Due to the uncertainty in the development of the Cowlitz Project, the Authority maintains a reserve for doubtful collection of the Salishan-Mohegan receivables, which is based on the Authority’s estimate of the probability that the receivables will be collected. The Authority assesses the reserve for doubtful collection of the Salishan-Mohegan receivables for adequacy on a quarterly basis. Future developments in the construction and opening of the proposed casino or other matters affecting the Cowlitz Project could affect the collectability of the Salishan-Mohegan receivables and the related reserve. The WTG receivables are fully reserved. The WTG receivables are payable upon the receipt of necessary financing for the development of the proposed casino, subject to certain conditions.

Receivables from others, which are primarily included in other assets, net, in the accompanying consolidated balance sheets, consist primarily of funds loaned to third-parties in connection with various diversification projects. Receivables from others also include a loan to a tenant at Mohegan Sun. The Authority maintains a reserve for doubtful collection of receivables from others, which is based on the Authority’s estimate of the probability that these receivables will be collected considering historical experience, creditworthiness of the related third-parties and tenant and all other available information.

The following table presents a reconciliation of long-term receivables, including current portions, and the related reserves for doubtful collection of these long-term receivables (in thousands):

	Long-Term Receivables
	Affiliates	Others	Total
Balance, September 30, 2014 (1)	$66,596	$2,612	$69,208
Additions:
Issuance of affiliate advances and other loans, including interest receivable	13,980	135	14,115
Cowlitz Project land value transfer (2)	19,951	—	19,951
Deductions:
Payments received	—	(157)	(157)
Adjustments	—	(779)	(779)

Balance, September 30, 2015 (1)	$100,527	$1,811	$102,338

(1)	Includes current portions of $19.6 million and $901,000 as of September 30, 2015 and 2014, respectively. Also includes interest receivable of $43.4 million and $35.7 million as of September 30, 2015 and 2014, respectively. The WTG receivables no longer accrue interest pursuant to a release and reimbursement agreement entered into in September 2010.
(2)	Relates to the transfer of land for the proposed Cowlitz Project site between Salishan-Mohegan and the Cowlitz Tribe (refer to Note 12).

	Reserves for Doubtful Collection of Long-Term Receivables
	Affiliates	Others	Total
Balance, September 30, 2014	$26,833	$796	$27,629
Additions:
Charges to bad debt expense	4,195	35	4,230
Deductions:
Adjustments	—	(789)	(789)

Balance, September 30, 2015	$31,028	$42	$31,070

Inventories

Inventories are stated at the lower of cost or market value and consist primarily of food and beverage, retail, hotel and operating supplies. Cost is determined using the average cost method. The Authority reduces the carrying value of slow-moving inventory to net realizable value, based on the Authority’s estimate of the amount of inventory that may not be utilized in future operations. Future business trends could affect the timely use of inventories.

Property and Equipment

Property and equipment are stated at cost. Depreciation is recognized over the estimated useful lives of the assets, other than land, on a straight-line basis. Leasehold improvements are amortized over the shorter of the lease terms or the estimated useful lives of the improvements. Estimated useful lives by asset categories are as follows:

Buildings and land improvements	40 years
Furniture and equipment	3 - 7 years

The costs of significant improvements are capitalized. Costs of normal repairs and maintenance are expensed as incurred. Gains or losses on disposition of property and equipment are reflected in the accompanying consolidated financial statements.

Property and equipment are assessed for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. If it is determined that the carrying amounts may not be recoverable based on current and future levels of income and cash flows, as well as other factors, an impairment loss will be recognized at such time.

During its fourth quarter ended September 30, 2014, the Authority further re-evaluated its plans with respect to the development of the new hotel element of its suspended Project Horizon expansion, which included a hotel to be developed and owned by an instrumentality of the Tribe, as well as a third-party developed and owned retail center, and, based on new design plans, including the final location of the planned hotel, determined that certain design and earthwork related assets did not have any future benefit to the Authority. Accordingly, the Authority recognized a related $5.0 million impairment charge, which was recorded in the accompanying consolidated statement of loss for the fiscal year ended September 30, 2014. In March 2015, the Mohegan Tribal Finance Authority (“MTFA”), a wholly-owned instrumentality of the Tribe, agreed to develop the planned hotel. Concurrent with this transaction, the Authority re-evaluated the planned third-party developed and owned retail center, including master planning costs, and determined that these elements of the project were no longer feasible. Accordingly, the related assets did not have any future benefit to the Authority, and, during its second quarter ended March 31, 2015, the Authority recognized a related $2.5 million impairment charge, which was recorded in the accompanying consolidated statement of income for the fiscal year ended September 30, 2015. There are no assets remaining related to the suspended elements of Project Horizon (refer to Note 4).

As of September 30, 2015 and 2014, the Authority assessed its property and equipment for any additional impairment and determined that no additional impairment existed.

Capitalized Interest

Interest costs incurred in connection with major development and construction projects are capitalized and included in the cost of the related project. Under instances where no debt is directly incurred in connection with a project, interest is capitalized on amounts expended on the project utilizing the weighted-average interest cost of the Authority’s outstanding borrowings. Capitalization of interest ceases when a project is substantially completed or development activity is suspended for an extended period of time.

Goodwill

In accordance with authoritative guidance issued by the FASB pertaining to goodwill, the goodwill associated with the acquisition of the Pennsylvania Facilities is not subject to amortization, but is assessed at least annually for impairment by comparing its fair value to its carrying value. The fair value is determined utilizing an income approach based on projected discounted cash flows from the Pennsylvania Facilities, exclusive of capital expenditures requirements. If the carrying value of the goodwill exceeds its fair value, an impairment loss will be recognized to the extent that the carrying value of the goodwill exceeds its implied fair value. The income approach requires the Authority to make assumptions regarding future revenues and expenses, discount rates and the terminal value based on a market multiple of the Pennsylvania Facilities. As of September 30, 2015 and 2014, the Authority assessed the goodwill for impairment and determined that no impairment existed. If any of the following occurs, the goodwill may be impaired and subject to a non-cash write-down in a future period, which could have a material adverse impact on the accompanying consolidated financial statements: (1) if estimates of projected cash flows from the Pennsylvania Facilities are not achieved, (2) if the discount rate increases, (3) if terminal growth rates decrease or (4) if market multiples decrease.

Other Intangible Assets

Intangible assets relate primarily to the Pennsylvania Facilities, Mohegan Sun, MBC, Mohegan Lacrosse and Mohegan Golf.

In connection with the acquisition of the Pennsylvania Facilities, the Authority recorded a slot machine license intangible asset of $214.0 million. In October 2006, a one-time slot machine license fee of $50.0 million was paid to the Pennsylvania Gaming Control Board (the “PGCB”) and added to the existing slot machine license intangible asset. In June 2010, a one-time table game certificate fee of $16.5 million was paid to the PGCB and classified as an intangible asset. The slot machine license and table game certificate intangible assets, with indefinite useful lives, are assessed as a single unit of accounting at least annually for impairment by comparing the fair value of the recorded assets to their carrying value. Their fair value is determined utilizing an income approach based on projected discounted cash flows from the Pennsylvania Facilities, exclusive of a required rate of return of all other assets and exclusive of capital expenditures requirements. If the carrying value exceeds the fair value, an impairment loss will be recognized to the extent that the carrying value exceeds the fair value. The income approach requires the Authority to make assumptions regarding future revenues and expenses, discount rates and the terminal value based on a perpetual growth rate of the Pennsylvania Facilities. As of September 30, 2015 and 2014, the Authority assessed the intangible assets for impairment and determined that no impairment existed. If any of the following occurs, the intangible assets may be impaired and subject to a non-cash write-down in a future period, which could have a material adverse impact on the accompanying consolidated financial statements: (1) if estimates of projected cash flows from the Pennsylvania Facilities are not achieved, (2) if the discount rate increases or (3) if the terminal value decreases.

In connection with a relinquishment agreement (refer to Note 11), Trading Cove Associates (“TCA”) granted the Authority an exclusive, irrevocable, perpetual, world-wide and royalty-free license with respect to trademarks and other similar rights, including the “Mohegan Sun” name. The Mohegan Sun trademark intangible asset of $119.7 million is deemed to have an indefinite useful life and is assessed at least annually for impairment by comparing its fair value to its carrying value. The fair value is determined utilizing the income approach – relief from royalty method based on projected revenues from Mohegan Sun and Mohegan Sun Pocono. If the carrying value exceeds the fair value, an impairment loss will be recognized to the extent that the carrying value exceeds the fair value. The income approach requires the Authority to make assumptions regarding future revenues, discount rates, royalty rate and the terminal value based on a perpetual growth rate of Mohegan Sun and Mohegan Sun Pocono. As of September 30, 2015 and 2014, the Authority assessed the Mohegan Sun trademark for impairment and determined that no impairment existed. If any of the following occurs, the Mohegan Sun trademark may be impaired and subject to a non-cash write-down in a future period, which could have a material adverse impact on the accompanying consolidated financial statements: (1) if estimates of projected cash flows from Mohegan Sun and Mohegan Sun Pocono are not achieved, (2) if the discount rate increases or (3) if the perpetual growth rate decreases.

In connection with the acquisitions of the WNBA and NLL franchises and the assets of Pautipaug Country Club Inc., the Authority recorded franchise value intangible assets and a membership intangible asset, respectively. These intangible assets, with definite useful lives, are assessed for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. As of September 30, 2015 and 2014, the Authority assessed these intangible assets for impairment and determined that no impairment existed.

Debt Issuance Costs, Discounts and Premiums

Debt issuance costs incurred in connection with the issuance of revolving debt are capitalized and amortized to interest expense based on the related debt agreements on a straight-line basis. Unamortized amounts are included in other assets, net, in the accompanying consolidated balance sheets. Debt issuance costs incurred in connection with the issuance of non-revolving debt are recorded as a reduction to the carrying amount of the related debt and amortized to interest expense based on the effective interest method. Premiums received in connection with the issuance of debt are recorded as an increase to the carrying amount of the related debt and amortized to interest expense based on the effective interest method.

Self-insurance Accruals

The Authority is self-insured up to certain limits for costs associated with workers’ compensation, general liability and employee medical coverage. Insurance claims and reserves include accruals of estimated settlements of known claims, as well as accruals of estimates of incurred but not reported claims. These accruals are included in other current liabilities in the accompanying consolidated balance sheets. In estimating self-insurance accruals, the Authority considers historical loss experiences and expected levels of costs per claim. Claims are accounted for based on estimates of undiscounted claims, including claims incurred but not reported. The Authority believes that this method provides a consistent and effective way to measure these liabilities; however, changes in health care costs, accident frequency and severity and other factors could materially impact estimated liabilities. The Authority continuously monitors estimates and makes adjustments when necessary.

Unredeemed Momentum Dollars

The Authority maintains an accrual for unredeemed Momentum Dollars. This accrual is based on the estimated cost of Momentum Dollars expected to be redeemed as of the respective balance sheet date. The Authority assesses the adequacy of this accrual by periodically evaluating historical redemption experiences and projected trends related to the accrual. Actual results could differ from these estimates.

Base Jackpots

Base jackpots represent the fixed minimum amount of payouts from slot machines for a specific combination. The Authority recognizes base jackpots as reductions to revenues when it becomes obligated to pay such jackpots.

Fair Value of Financial Instruments

The fair value amounts presented below are reported to satisfy disclosure requirements pursuant to authoritative guidance issued by the FASB pertaining to disclosures about fair values of financial instruments and are not necessarily indicative of amounts that the Authority could realize in a current market transaction.

The Authority applies the following fair value hierarchy, which prioritizes the inputs utilized to measure fair value into three levels:

•	Level 1 - Quoted prices for identical assets or liabilities in active markets;

•	Level 2 - Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets or valuations based on models where the significant inputs are observable or can be corroborated by observable market data; and

•	Level 3 - Valuations based on models where the significant inputs are unobservable. The unobservable inputs reflect the Authority’s estimates or assumptions that market participants would utilize in pricing such assets or liabilities.

The Authority’s assessment of the significance of a particular input requires judgment and may affect the valuation of financial assets and liabilities and their placement within the fair value hierarchy.

The carrying amount of cash and cash equivalents, receivables, trade payables and promissory notes and certain credit facilities approximates fair value. The estimated fair value of the Authority’s financing facilities and notes were as follows (in thousands):

	September 30, 2015
	Carrying Value	Fair Value
Senior Secured Credit Facility – Revolving	$21,000	$20,575
Senior Secured Credit Facility – Term Loan A	$109,613	$109,811
Senior Secured Credit Facility – Term Loan B	$792,078	$802,711
2013 9 3/4% Senior Unsecured Notes	$577,667	$596,700
2012 11% Senior Subordinated Notes	$98,939	$103,446

The estimated fair values of the Authority’s financing facilities and notes were based on Level 2 inputs (quoted market prices or prices of similar instruments) on or about September 30, 2015.

Revenue Recognition

The Authority recognizes gaming revenues as amounts wagered less prizes paid out. Revenues from food and beverage, hotel, retail, entertainment and other services are recognized at the time such service is performed. Minimum rental revenues are recognized on a straight-line basis over the terms of the related leases. Percentage rental revenues are recognized in the periods in which the tenants exceed their respective percentage rent thresholds.

Promotional Allowances

The Authority operates a program, without membership fees, for patrons at Mohegan Sun, Mohegan Sun Pocono and its managed property, Resorts Atlantic City. This program provides complimentary food and beverage, hotel, retail, entertainment and other amenities to patrons based on Momentum Dollars that are awarded for patrons’ gaming activities. Momentum Dollars may be utilized to purchase, among other things, items at restaurants and retail stores located within Mohegan Sun, Mohegan Sun Pocono and Resorts Atlantic City. Momentum Dollars may also be utilized at The Shops at Mohegan Sun and the Mohegan Sun gasoline and convenience center, as well as to purchase hotel services and tickets to entertainment events held at facilities located at Mohegan Sun, Mohegan Sun Pocono and Resorts Atlantic City. The retail value of complimentary items redeemed at facilities operated by the Authority is included in gross revenues and then deducted as promotional allowances to arrive at net revenues. The cost associated with reimbursing third-parties for the value of complimentary items redeemed at third-party outlets is included in gaming costs and expenses.

In addition, the Authority offers ongoing promotional coupons to patrons for the purchase of food and beverage, hotel and retail amenities offered at Mohegan Sun and Mohegan Sun Pocono. The retail value of coupons redeemed at facilities operated by the Authority is included in gross revenues and then deducted as promotional allowances to arrive at net revenues. The cost associated with reimbursing third-parties for the value of coupons redeemed at third-party outlets is included in gaming costs and expenses.

The retail value of promotional allowances was included in gross revenues as follows (in thousands):

	For the Fiscal Years Ended
	September 30, 2015	September 30, 2014	September 30, 2013
Food and beverage	$42,192	$43,264	$38,390
Hotel	15,142	14,721	13,799
Retail, entertainment and other	40,012	40,959	43,668

Total	$97,346	$98,944	$95,857

The estimated cost of promotional allowances was included in gaming costs and expenses as follows (in thousands):

	For the Fiscal Years Ended
	September 30, 2015	September 30, 2014	September 30, 2013
Food and beverage	$35,122	$37,936	$34,194
Hotel	8,398	8,979	7,216
Retail, entertainment and other	35,559	36,772	40,167

Total	$79,079	$83,687	$81,577

In certain circumstances, the Authority also offers discounts on patron losses and cash inducements at Mohegan Sun and Mohegan Sun Pocono, which are recognized as reductions to gaming revenues. Reductions to gaming revenues related to discounts provided on patron losses totaled $9.7 million, $12.2 million and $11.0 million for the fiscal years ended September 30, 2015, 2014 and 2013, respectively. Reductions to gaming revenues related to Momentum Dollars redeemed for cash totaled $1.4 million, $1.3 million and $1.4 million for the fiscal years ended September 30, 2015, 2014 and 2013, respectively.

Gaming Costs and Expenses

Gaming costs and expenses primarily include portions of gaming revenues that must be paid to the State of Connecticut and the PGCB. Gaming costs and expenses also include, among other things, payroll costs, expenses associated with the operation of slot machines, table games, poker, live harness racing and racebook, certain marketing expenditures and promotional expenses related to Momentum Dollar and coupon redemptions.

Advertising Costs and Expenses

Production costs are expensed the first time the advertisement takes place. Prepaid rental fees associated with billboard advertisements are capitalized and amortized over the terms of the related rental agreements. Advertising costs and expenses totaled $27.0 million, $26.7 million and $28.2 million for the fiscal years ended September 30, 2015, 2014 and 2013, respectively. As of September 30, 2015 and 2014, prepaid advertising was $432,000 and $142,000, respectively.

Corporate Costs and Expenses

Corporate costs and expenses represent an allocation of certain governmental and administrative costs, payroll costs, professional fees and various other expenses not directly related to the Authority’s operations at Mohegan Sun or Mohegan Sun Pocono. In addition, Corporate costs and expenses include costs associated with various gaming diversification efforts, which are expensed as incurred, except when reimbursable by third-parties.

Pre-Opening Costs and Expenses

In accordance with authoritative guidance issued by the FASB pertaining to the reporting on the costs of start-up activities, pre-opening costs and expenses are expensed as incurred.

Investments in Unconsolidated Affiliates

The Authority, through its indirect wholly-owned subsidiary, MGA Holding NJ, holds a 10% ownership interest in Resorts Atlantic City and its associated gaming activities, including online gaming in the State of New Jersey. The Authority’s investment in Resorts Atlantic City is accounted for under the equity method as the Authority has significant influence.

Income Taxes

The Tribe is a sovereign Indian nation with independent legal jurisdiction over its people and land. Like other sovereign governments, the Tribe and its entities, including the Authority, are not subject to federal, state or local income taxes.

Seasonality

The gaming market in the Northeastern United States is seasonal in nature, with peak gaming activities often occurring at Mohegan Sun and Mohegan Sun Pocono during the months of May through August. Accordingly, the Authority’s operating results for the fiscal year ended September 30, 2015 are not necessarily indicative of operating results for interim periods.

New Accounting Standards

In May 2014, the FASB issued an accounting standard update on revenue recognition that will be applied to all contracts with customers. The update requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects what it expects in exchange for the goods or services. It also requires more detailed disclosures to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. This guidance will be required to be applied on a retrospective basis, using one of two methodologies, and was to be effective for annual reporting periods beginning after December 15, 2016, with early application not being permitted. However, in July 2015, the FASB deferred the effective date by one year. This guidance will now be effective for annual reporting periods beginning after December 15, 2017, and interim reporting periods thereafter. Entities are permitted to adopt the guidance as of the original effective date. The Authority is currently evaluating the impact that this guidance will have on its financial position and results of operations.

In August 2014, the FASB issued an accounting standard update which provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. The update requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. It also requires management to provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. This guidance will be required for annual reporting periods ending after December 15, 2016, and interim reporting periods thereafter, with early application permitted. The Authority is currently evaluating the impact that this guidance will have on its financial position and results of operations.

In February 2015, the FASB issued an accounting standards update which amends existing requirements applicable to reporting entities that are required to evaluate whether certain legal entities should be consolidated. This guidance will be required to be applied either on a retrospective or modified retrospective basis and will be effective for annual reporting periods beginning after December 15, 2015, and interim reporting periods thereafter, with early application permitted. The Authority is currently evaluating the impact that this guidance will have on its financial position and results of operations.